SECURITIES PURCHASE AGREEMENT

          THIS SECURITIES PURCHASE AGREEMENT is dated and made for reference as fully executed effective on [---------------], 2011 (the “Execution Date” herein) between (i) TapImmune Inc., a company incorporated under the laws of the State of Nevada (the “Company”), and (ii) each Purchaser that is a signatory hereto (each, a “Purchaser”, and together, the “Purchasers”) (the Company and Purchasers being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

THE PARTIES HERETO MUTUALLY COVENANT AND AGREE AS FOLLOWS:

Article I
GENERAL PROVISIONS, SCHEDULES AND INTERPRETATION

1.1   The Purchase Terms and the entire agreement. The Purchasers have agreed to purchase and the Company has agreed to sell a maximum of 13,333,333 units at a purchase price of $0.15 per unit for an aggregate maximum offering price of $2,000,000 (“Maximum Aggregate Offering Price”) with each unit consisting of one (1) share of the Company’s common stock (“Common Stock”) and half a warrant (each a “Warrant” and collectively, “Warrants”). Each Warrant shall grant the holder thereof the right to purchase one (1) share of TapImmune common stock (a “Warrant Share”) at a price of $0.40 per share (“Exercise Price”) for a period of twenty-four (24) months from the date hereof. Each unit shall be referred herein as a “Unit” and collectively, as “Units”. Collectively, the Units, the Warrants, the Warrant Shares and the Common Stock shall sometimes be referred to herein as the “Securities”.

This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties hereto with respect to the subject matter of this Agreement.

1.2   Enurement.   This Agreement will enure to the benefit of and will be binding upon the Parties hereto, their respective heirs, executors, administrators, legal representatives, successors and assigns.

1.3   Exhibits.   Any exhibits to this Agreement are hereby incorporated by reference into this Agreement in its entirety.

1.4           Representation and costs.  Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement.

1.5           Governing Law.  This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

1.6   Further assurances.   The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

1.7   Invalid provisions.   If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

1.8   Severability and construction.   Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

1.9   Captions.   The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

1.10    Counterparts.   This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the Execution Date as set forth on the front page of this Agreement.

1.11         Notices.   Any notice, direction or other document or instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering or mailing by registered mail or sending by electronic mail to the addresses set forth first above for the Company and set out on the signature page for each of the Purchasers.  All such notices, directions or documents aforesaid shall:

(a)	if delivered be deemed to have been given or made at the time of delivery; and

(b)	if sent by electronic mail, be deemed to have been given or made on the date following the day on which it was so transmitted.

          Any Party may give written notice of change of address in the same manner as provided above to the other Parties and upon which such address shall be the address for the giving of notices hereunder.

Article 2
REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1   Purchaser Representations.  In order to induce the Company to accept this subscription, each Purchaser hereby represents and warrants to, and covenants with, the Company (solely on its own behalf and not as regards other Purchasers) as follows:

A.  The Purchaser is purchasing the Securities for the Purchaser’s own account (not as a nominee or agent) for investment purposes and not with a view towards resale or distribution of any part thereof. The Purchaser has no present arrangement or intention to sell or distribute the Securities, or to grant participation in the Securities. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Securities sold hereby;

B.      The Purchaser acknowledges and agrees that neither the U.S. Securities and Exchange Commission nor any securities agency of any other jurisdiction has reviewed the placement of the Securities and that the Securities have not been registered under the Securities Act of 1933, as amended (“Act”). Certificates representing the Securities will bear the following legend and the Purchaser agrees to abide by the terms thereof:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE  BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

C.      The Purchaser has had the opportunity to ask and receive answers to any and all questions the Purchaser had with respect to the Company, its management and its current financial condition;

D.  The Purchaser acknowledges that the Company has recommended that each Purchaser obtain independent legal and financial advice prior to subscribing, including but not limited to advice as to the legality of any resale of the securities comprising the Securities, as well as the suitability of the investment for the Purchaser;

E.      Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement and the result of independent investigation by the Purchaser;

F.      The Purchaser understands that the Securities are being sold to it in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities;

G.      The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms;

H.      The Purchaser is not purchasing the Securities as a result of any advertisement of the offering of the Securities;

I.        This subscription for the Securities has not been induced by any representations or warranties by any person whatsoever with regard to the future value of the Company's securities;

J.       The Purchaser agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Act; and

K.      Such Purchaser acknowledges that he has received, carefully read and understands in their entirety (i) this Agreement; (ii) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; (iii) a private placement memorandum being circulated herewith (the “PPM”); and (iv) written (or verbal) answers to all questions the Purchaser submitted to the Company regarding an investment in the Company; and the Purchaser has relied on the information contained therein and has not been furnished with any other documents, offering literature or prospectus.

L.       Such Purchaser understands that (i) the Securities being purchased hereunder have not been registered under the Act, and any applicable state securities laws, or the laws of any foreign jurisdiction; (ii) Purchaser cannot sell the Securities unless they are registered under the Act and any applicable state securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Securities, stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sales of the securities; (iv) the Company will place stop transfer instructions against the Securities and the certificates for the Securities to restrict the transfer thereof; and (v) the Company has no obligations to register the Securities or assist the Purchaser in obtaining an exemption from the various registration requirements except as set forth herein.  Purchaser agrees not to resell the Securities without compliance with the terms of this Agreement, the Act and any applicable state or foreign securities laws.

M.     Such Purchaser understands that an investment in the Securities involves substantial risks, and Purchaser recognizes and understands the risks relating to the purchase of the Securities, including the fact that the Purchaser could lose the entire amount of the Purchaser’s investment in the Securities.

N.      Such Purchaser has substantial investment expertise in capital offerings and is extremely familiar with the Company’s business plan, and is knowledgeable about the risks associated with the business in which the Company is engaged, namely, and has either alone or together with the Purchaser’s representative, such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company.

O.      Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.  If the Purchaser is a natural person, such Purchaser (i) is a citizen or resident of the country set forth as his permanent address below, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Securities, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.  Purchaser represents and warrants to the Company that he, she or it is one of the following:

    a.           an individual whose individual net worth, or joint net worth with that individual’s spouse, exceeds $1,000,000;
    b.           an individual who had an individual income in excess of $200,000 in 2009 and 2010 or who had joint income with that individual’s spouse in excess of $300,000 in each of those years and who reasonably expects to have that income level in 2011;

           c.           a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

    d.           a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

    e.           an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

    f.           a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act;

    g.           an individual who is a director or executive officer of the Company or

    h.           an entity in which all of the equity owners are accredited investors.

P.      Such Purchaser acknowledges that it received a copy of the PPM directly from the Company and that is has not provided a copy PPM to any other person, and it covenants that it will not provide a copy of the PPM to any other person.

M.     Such Purchaser acknowledges that there is no minimum to this placement and that the Company may not obtain the Maximum Aggregate Offering Price or receive any funds other than the Subscription Amount such Purchaser is providing hereunder.

2.2   Representations of the Company. The Company represents and warrants to each Purchaser that:

A.      The Company is duly incorporated under the laws of the State of Nevada and is in good standing in accordance with all applicable federal and state laws;

B.       The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) any applicable statute or regulation, or (ii) any judgment, decree or order of any court or government body having jurisdiction over the Company or any of its property;

C.       The Company’s annual, quarterly and other reports filed with the U.S. Securities and Exchange Commission materially reflect the Company and its business as of the date of the respective reports.

D.      When paid for in accordance with the terms herein, the Securities shall be duly authorized and validly issued.

Article 3
CLOSING

3.1   Actions upon Signing.  Upon the signing of this Agreement, the Purchaser shall wire  to the Company care of the account set out below (i) funds equal to the Subscription Amount set forth on the signature page hereto, (ii) an executed copy of this Agreement and (ii) an executed copy of this Securities Purchase Agreement.  Upon the receipt of (i) and (ii) above, the Company shall deliver to Purchaser (A) within 1 business day (i) a duly executed copy of this Agreement and (ii) a duly executed copy of the Warrant Agreement evidencing the Warrants purchased by the Purchaser, a form of which is attached hereto as Exhibit A, and (B) within 10 business days, a share certificate evidencing the shares of Common Stock underlying the Units purchased by each Purchaser.

The Subscription Amount shall be wired to:

Title of the Account: SOVR Special Act 1
Account #: 012024058
ABA #: 021001088
Swift Code: MRMDUS33
Bank Address: HSBC, 555 Madison Avenue, New York, New York 10022

4.      Definitions.  Capitalized terms used and not otherwise defined herein shall have the following meanings:

“Commission” means the U.S. Securities and Exchange Commission.

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 135th calendar day following the earlier of the actual filing date of the initial Registration Statement required to be filed hereunder or the required Filing Date of such initial Registration Statement and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

“Filing Date” means, with respect to the initial Registration Statement required hereunder, January 20, 2012 (unless on such date the Company has outstanding comments from the Commission concerning its period reports filed with the Commission, in which case it shall mean with respect to the initial registration statement required hereunder  February 22, 2012) and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Common Stock issued pursuant to this Agreement, (ii) the Warrant Shares and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. If the number of Registrable Securities shall equal or exceed 50% of the issued and outstanding Common Stock on the actual filing date, then the initial Registration Statement shall register a number of shares which shall be 100,000 shares less than the number of shares which is 50% of the number of shares of Common Stock outstanding on such actual filing date, and the remaining Registrable Securities shall be subject to Section 3(c)(ii).  In such event, the number of shares to be registered for each Holder shall be reduced pro-rata among all Holders.  Each Holder shall have the right to designate which of its Registrable Securities shall be eliminated from such initial Registration Statement.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Trading Day” shall mean a day on which the Trading Market quotes or lists securities for trading activity.

“Trading Market” shall mean the OTC Bulletin Board and, if not quoted thereon, and national securities exchange on which the Company’s common stock is listed.

5.     Registration.  On or prior to each Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of 100% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-1 substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use reasonable efforts to cause a Registration Statement to be declared effective under the Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use reasonable efforts to keep such Registration Statement continuously effective under the Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders  (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day.   The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file with the Commission a prospectus pursuant to Rule 424(b) under the Act.

6.     Registration Procedures

    In connection with the Company’s registration obligations hereunder, the Company shall:

6.01           Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

6.02         (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

6.03         Use reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

6.05         Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

6.06         If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

6.07         Upon the occurrence of any event contemplated by this Section 6, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

6.08         The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

7.      Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the this Agreement and the Warrants, any legal fees or other costs of the Holders.

8.      Indemnification

8.01         Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation by the Company of the Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

8.02         Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or  defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

8.03         Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

8.04         Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.
The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9.      Miscellaneous

9.01         No Piggyback on Registrations.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities. No Person has any right to cause the Company to effect the registration under the Act of any securities of the Company.  The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

9.02         Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

9.03         Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

9.04         Amendments and Waivers. The provisions of in Sections 4 to 9 of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holder’s holding at least 51% of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

IN WITNESS WHEREOF, the Company hereto has set its hand as of the Execution Date determined hereinabove.

TAPIMMUNE INC.,

By:
Name:
Title:
[SIGNATURE PAGE CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the Purchaser hereto has set its hand as of the Execution Date determined hereinabove.

PURCHASER, By:
Email Address of Purchaser:________________________________________________

Address for Notice of Purchaser

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount: $

EXHIBIT A TO SECURITIES PURCHASE AGREEMENT
Warrant Agreement

Annex A

 PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the notes and exercise of the warrants to permit the resale of these shares of common stock by the holders of the notes and warrants from time to time after the date of this Prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby from time-to-time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the Registration Statement is declared effective by the SEC;

●	agreements between broker-dealers and any selling stockholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this Prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this Prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this Prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the notes, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this Prospectus or any amendment to this Prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this Prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this Prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a Prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this Prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $75,000 in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this Prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this Prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex B

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $.001 per share (the “Common Stock”), of TapImmune Inc., a Nevada corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of {, 2011} (the “Registration Rights Agreement”), among the Company and the Purchasers named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes                         No   

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes                         No   

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes                         No   

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                         No   

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                                                Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: